Form 8-K/A SYNALLOY CORP - SYNL Filed: December 5, 2012 (period: August 21, 2012) Amendment to a previously filed Form 8-K

Table of Contents
8-K/A – Form 8-K Amendment No. 2 Item 9.01.Financial Statements and Exhibits SIGNATURES EXHBIT INDEX EX – 99.3 (UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION)

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A (Amendment No. 2)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 21, 2012

SYNALLOY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	775 Spartan Blvd, Ste 102, P.O. Box 5627, Spartanburg, SC 29304	29304
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (864) 585-3605

INAPPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 24, 2012, Synalloy Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Form 8-K) with respect to the purchase of all of the outstanding shares of capital stock of Lee-Var, Inc., a Texas corporation doing business as Palmer of Texas (“Palmer). On November 5, 2012, the Company filed Amendment No. 1 to the Initial Form 8-K to file financial statements for Palmer and pro forma financial information required under Item 9.01 of Form 8-K. This Amendment No. 2 is being filed solely for the purpose to provide financial and pro-forma information required by Regulation S-X for the nine months ended September 29, 2012 and October 1, 2011. This Amendment does not amend or modify the Original Form 8-K or Amendment No. 1 in any other respect.

ITEM 9.01 – Financial Statements and Exhibits
(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company is attached hereto as Exhibit 99.3 and incorporated by reference herein:

•	Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the nine months ended September 29, 2012 and October 1, 2011.

•	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 31, 2011.
•	Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

(c)	Exhibits. The following are filed as exhibits to this Current Report on Form 8-K:
Exhibit No.             Description of Exhibit

99.3               Unaudited pro forma financial information of Synalloy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ RICHARD D. SIERADZKI
Richard D. Sieradzki
Chief Financial Officer and Principal Accounting Officer

Dated: December 5, 2012

EXHIBIT INDEX

Exhibit No.             Description of Exhibit

99.3               Unaudited pro forma financial information of Synalloy Corporation.